EXHIBIT 10.4




                            FORM OF LOCK-UP AGREEMENT
[DATE]

[List of Purchasers]

      Re: Securities Purchase Agreement dated __, 2005 (the "Agreement") by and among, Euroseas Ltd., (the "Company") and the purchasers signatory thereto (each, a "Purchaser" and collectively referred to as the "Purchasers")

Ladies and Gentlemen:

Defined terms not otherwise defined herein (the "Letter Agreement") shall have the meanings set forth in the Agreement. Pursuant to Section 2.2(a) of the Agreement and in satisfaction of a condition of the Purchasers' obligations under the Agreement, the undersigned irrevocably agrees with the Purchasers that, from the date hereof until the date that is the six month anniversary of the Effective Date (such period, the "Restriction Period"), the undersigned shall not sell, offer, pledge, contract to sell, grant any option for the sale of, transfer or otherwise dispose of any of the Common Stock or Common Stock Equivalents beneficially owned by, or issuable to, the undersigned (the "Securities").

         The Company hereby agrees to notify its transfer agent of the provisions of this Letter Agreement. The undersigned acknowledges and agrees that the Company will be permitted to require that the Company's transfer agent place a stop transfer instruction on all Securities beneficially owned by the undersigned, reflecting this Letter Agreement, until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.





                                            Very truly yours,


                                            By:
                                                -------------------------------
                                                Name:

ACKNOWLEDGED AND AGREED TO
THIS ___ DAY OF ____, 2005


EUROSEAS LTD.


By:
  --------------------------------

Name:
     -----------------------------

Title:
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